This presentation contains Forward Looking Statements and other information designed to convey our projections and expectations regarding future results. There are a number of factors which could cause our actual results to vary materially from those projected in this presentation. The principal risk factors that may cause these differences are described in various documents we file with the Securities and Exchange Commission, such as our Current Reports on Form 8-K, and our regular reports on Forms 10-Q and 10-K, particularly in “Item 1A, Risk Factors.” Please review this presentation in conjunction with a thorough reading and understanding of these risk factors.
We especially identify statements concerning our transactions involving Eastern Insurance
Holdings, Inc. and proposed Lloyd's Syndicate 1729 as Forward Looking Statements
and direct your attention to our news releases issued on September 24, 2013, our Current Report on
Form 8K, issued on September 24, 2013 and our 10K, filed on February 19, 2013 for a discussion of risk factors pertaining to these transactions and subsequent integration into ProAssurance.
This presentation contains Non-GAAP measures, and we may reference Non-GAAP measures in our remarks and discussions. A reconciliation of these measures to GAAP measures is available in our latest quarterly news release, which is available in the Investor Relations section of our website,
www.ProAssurance.com, and in the related Current Report on Form 8K disclosing that release.
FORWARD LOOKING STATEMENTS
NON-GAAP MEASURES

Hot Topics for Investors

ProAssurance.
Treated Fairly

Hot Topics for Investors
Our commentary on
recent announcements and transactions

Capital Management Thoughts
  Dividend increase to $1.20/year
  20% increase over dividend paid in 2013
  Demonstrates our commitment to a steady return of
 capital via a regular dividend
  $100 million increase in share buyback
 authorization—now at $227 million
  To be deployed prudently in the near term
  Demonstrates our confidence in future growth and
 financial strength
  Greater tax-efficiency than a special dividend

- Used for general corporate purposes, including debt repayment and capital management
- Debt-to-capital at levels acceptable to rating agencies
- Our balance sheet will benefit from the addition of leverage

Billions
Debt
Equity
Debt to Equity
$2.5
$2.0
$1.5
$1.0
$0.5
$-
20%
14%
19%
25%
22%
16%
13%
2%
3%
3%
2%
6%
0%
11%
2001
2002
2003
2004
2005
2006
2007
2008
2009
2010
2011
2012
Q3 13
Nov 13

PROASSURANCE.
Treated Fairly

Debt Issuance
  $250 million long-term debt
  10-year notes due 11/15/2023 at a coupon of 5.30%

Debt to Equity
  $125 million borrowed from our credit facility in Q4 2012
 repaid prior to debt issuance
  No Debt Prior to 2001
2013 Premium is annualized

$200
$150
$100
$50
$-
2007
2008
2009
2010
2011
2012
2013
Share buybacks
Dividends

ProAssurance.
Treated Fairly

Prudent Capital Management
  Balancing our future needs vs. expectations from rating agencies and investors
  Preferred use is to support growth through M&A or new business
  Regular dividend now $1.20/share
  ~2.5% yield based on
 current share price
  Share repurchase program
  Current authorization now
 $227 million
  $329 million spent to
 repurchase 6.3 million shares
 since 2007

Returning Capital to Shareholders
$ in millions

Eastern Insurance Transaction Details
  All cash transaction
  Aggregate value: $205 million
  1.38x Book Value per Share at September 30, 2013
  Regulatory approvals expected
  Pennsylvania DOI and HSR
  Shareholder vote forthcoming
  Projected closing by January 1, 2014
  No financing contingency
  Modestly accretive to ProAssurance in 2014

Eastern Insurance Transaction Rationale
  Continues building the platform to serve the
 needs of larger integrated health systems
 healthcare delivery organizations
  Workers’ compensation represents one of the
 single largest liability expenditures for healthcare
 entities
  Eastern’s business is 20% healthcare
 and growing
  Provides diversification for ProAssurance with
 a consistently profitable workers’ compensation
 book

Eastern Insurance Transaction Operations
  Management will remain in place to provide
 operational expertise and ensure continuity
  Eastern will have access to greater capital to
 support growth
  Cross-selling opportunities exist
  Insureds
  Agents

EAIG Workers' Compensation Combined Ratio History

100.0%
80.0%
60.0%
40.0%
20.0%
0.0%
79.1%
65.6%
80.2%
87.7%
96.0%
89.7%
91.9%
91.5%
89.9%
2006
2007
2008
2009
2010
2011
2012
Six Months 2012
Six Months 2013

•2012 NCCI industry projected combined ratio of 109.0%

eastern
Eastern Alliance Insurance Group
fresh outlooks. better outcomes.

Page 18

ProAssurance. Treated Fairly

Eastern Insurance Performance: Combined Ratio

Source: Eastern Insurance Holdings Investor Presentation 6/30/13 and Q3 2013 10 Q
Combined Ratio
YTD at 9/30/13:
89.7%
vs
92.3%
At 9/30/12

EAIG Direct Written Premium Growth Rates

$180.0
$160.0
$140.0
$120.0
$100.0
$80.0
$60.0
$40.0
$20.0
$-
20.6%
13.6%
8.9%
7.7%
10.4%
8.0%
15.2%
22.8%
17.5%
13.2%
17.0%
2004
2005
2006
2007
2008
2009
2010
2011
2012
Q1 2013
Q2 2013

eastern
Eastern Alliance Insurance Group
fresh outlooks. better outcomes.
Page 19
PROASSURANCE.
Treated Fairly

Eastern Insurance Performance: Premium Growth

Source: Eastern Insurance Holdings Investor Presentation 6/30/13

EIHI Fully Diluted Book Value Performance

Fully Diluted Book Value
$18.00
$17.50
$17.00
$16.50
$16.00
$15.50
$15.00
$14.50
$14.00
$13.50
$13.00
$12.50
$14.16
$14.82
$15.55
$15.78
$16.07
$15.95
$16.28
$14.88
$15.24
$15.51
$15.52
$15.89
$16.02
$16.15
$16.57
$16.74
$17.17
$17.29
Q1 2009
Q2 2009
Q3 2009
Q4 2009
Q1 2010
Q2 2010
Q3 2010
Q4 2010
Q1 2011
Q2 2011
Q3 2011
Q4 2011
Q1 2012
Q2 2012
Q3 2012
Q4 2012
Q1 2013
Q2 2013
Quarter

eastern
Eastern Alliance Insurance Group
fresh outlooks. better outcomes.
Page 23
ProAssurance.
Treated Fairly

Eastern Insurance Performance: Book Value

Source: Eastern Insurance Holdings Investor Presentation 6/30/13 and Q3 2013 10 Q
Fully-Diluted
Book Value
9/30/13:
$17.66

ProForma Balance Sheet (GAAP at 12/31/12 *in millions*)		
Total Assets	$	5,121
Liabilities	$	2,851
Shareholder's Equity	$	2,270

*Includes $38 million of third-party premium ceded to segregated cell captive insurance arrangements

ProAssurance. Treated Fairly

Eastern Insurance Transaction ProForma

ProForma Written Premium (GAAP at 12/31/12 in millions)
Product line	Direct	Assumed	Ceded	Net
Medical Professional Liability	$ 529	$ -	$ 7	$ 521
Lawyers Professional Liability	$ 27	$ -	$ 3	$ 24
Products Liability	$ 32	$ -	$ 11	$ 21
Workers' Compensation	$ 183	$ 3	$ 16	$ 170
Other	$ 2	$ -	$ -	$ 2
	$ 772	$ 3	$ 38	$ 737

EAIG Geographic Footprint

Alabama
Arizona
Arkansas
District of Columbia
Delaware
Florida
Georgia
Illinois
Indiana
Iowa
Kentucky
Louisiana
Maryland
Michigan
Minnesota
Mississippi
Missouri
New Jersey
New Mexico
New York
North Carolina
Ohio
Oklahoma
Pennsylvania
South Carolina
Tennessee
Texas
Virginia
West Virginia
Wisconsin

MN
WI
MI
IA
IL
IN
OH
MO
KY
NY
PA
NJ
DE
DC
MD
WV
VA
NC
TN
SC
AR
MS
AL
GA
LA
FL
AZ
NM
OK
TX
Mid-Atlantic Region
Mid-Atlantic Regional Office (Lancaster)
western PA Satellite Office (Pittsburgh)
Midwest Region
Midwest Regional Office (Carmel)
Southeast Region
Southeast Regional Office (Charlotte)
Tennessee Satellite Office (Nashville)
Virginia Satellite Office (Richmond)
Gulf South Region
Gulf South Regional Office (Madison)
Licensed — no rates filed

- Direct Written Premium of $182.5 Million for the Year Ended 12.31.12, and $155.7 Million for the Year Ended 12.31.11
- Direct Written Premium of $109.2 Million for the Six Months Ended 6.30.13 and $95.2 Million for the Six Months Ended 6.30.12
- Licensed – 30 states

eastern Insurance Holdings
fresh outlooks. better outcomes.

Page 12

PROASSURANCE.
Treated Fairly

Eastern Insurance Footprint

Source: Eastern Insurance Holdings Investor Presentation 6/30/13

Lloyd’s Syndicate Transaction Details
  Inception approved for January 1, 2014
  Primarily an investment
  Some anticipated insurance benefits
  ProAssurance providing approximately 51% of
 underwriting capital
  Remaining capital contributed by other corporates
 and private names
  ProAssurance Capital Commitment
  Up to $75 mln in 2014
  Six-Year Commitment of up to $200 mln

Lloyd’s Syndicate Transaction Rationale
  Provides access to international medical
 professional liability opportunities
  Increases flexibility for ProAssurance when
 working with complex risks
  Primary and excess business can be written

Lloyd’s Syndicate Transaction Operations
  Led by Duncan Dale
  Thirty-years experience in the London market
  Preeminent MPL underwriter
  Start-up assisted by Asta Managing Agency Ltd.
  ProAssurance executives are assisting in start-up
 operations

# Strategies for Future Success

ProAssurance.
Treated Fairly

Strategies for Future Success
Our successful experience and deep expertise
uniquely qualify ProAssurance to insure the
widest range of healthcare risks

Building a Bridge to the Future
  We are uniquely positioned to succeed by serving both
 the emerging, complex healthcare market and the
 legacy business that will remain
  Smaller competitors with less experience and capacity
 have decisions to make about their future in this new
 healthcare environment

Legacy business is
largely single-state, solo
and small groups.
A substantial amount of
this business will
remain, but will demand
more from insurers.
The future will be
dominated by large
groups and institutions,
often multi-disciplinary
and multi-state. They
will demand financial
strength and deep
expertise.

Building a Bridge to the Future
  Larger risks demand sophisticated coverages
 that span the continuum of healthcare
  Broad healthcare liability experience is our
 foundation
  Adding capacity & capability through M&A
  Eastern Insurance, Medmarc, PICA & Mid-Continent
Home
Healthcare
Non-Traditional
Delivery Settings
Multi-Specialty
Clinics
Hospital & Facility
Centered Care
New delivery
devices,
techniques and
research
ProAssurance spans the continuum of care
Traditional
Practices

Worker’s Compensation

ProAssurance Will Grow Prudently
  We are building the platform that will allow us
 to serve the broad spectrum of healthcare
  Prudent leverage of our success and experience
 with the addition of specialized expertise
  Healthcare and related coverages that compliment
 our MPL line
  ProAssurance is a demonstrated leader in M&A
  The MPL market will firm and we are prepared
 to grow organically as opportunities arise

PICOM INSURANCE COMPANY → PROFESSIONALS GROUP

Medical Assurance ← Mutual Assurance

AMIE American Medical Insurance Exchange

ASSOCIATED PHYSICIANS INSURANCE COMPANY

PHYSICIANS PROTECTIVE TRUST FUND

Medical Defense Associates

MOMEDICO

PICO

PICI

WVPHIC

PROASSURANCE

Treated Fairly

APS

GEORGIA LAWYERS INSURANCE PROGRAM

NCRIC, Inc.

MID-CONTINENT GENERAL AGENCY, INC

PICA group

PACO ASSURANCE COMPANY INC

OUM CHIROPRACTOR PROGRAM

PIC WISCONSIN

DPM PROFESSIONAL LIABILITY PROGRAM

By Professionals, For Professionals

Medmarc

IND NEVADA DOCTORS

PRMA

eastern Insurance Holdings

fresh outlooks. better outcomes.

ProAssurance’s Successful M&A History
Original
Companies
  Purchased Company
  Demutualization
OHIC
HOSPITALS ONLY
2
1
1
1
1
1
1
1
1
3
4
4
1
4
  Renewal Rights
  Assumed Business
2
2
†
2
3
1
3
3
1
SERTA

In Progress

Strategy for an Evolving Market
  Shaped by a healthcare landscape that will
 change—with or without federal healthcare
 reform
  Expanding our capabilities and commitment
 across the continuum of healthcare
  Building on two decades of hospital experience
  Recent expansion into products liability for life
 sciences and medical devices through M&A
  Enhancing our historical commitment to
 individual providers and small groups

Size & Scope of Top MPL Writers
Bubble Size = Direct Premiums Written in millions
Surplus
billions
$2.0
$1.5
$1.0
$0.5
$0.0
-$0.5
0
10
20
30
40
50
Active States
ProAssurance
Size, Scope & Experience
$522
MLMIC
NY Only
$559
Coverys
Limited Scope
$360
Doctors Co
National
Limited Hospital Experience
$794
Medical Protective
National
Recent Hospital Experience
$795
ISMIE
Limited Scope
No Hospital Experience
$263
MAG Mutual
Limited Scope
No Hospital Experience
$231
NORCAL
Limited Scope
Minimal Hospital Experience
$294
MICA
SVIMC
$157
MMMD
MMNC
COPIC
Physicians Ins. Mutual
Limited Scope
MD Focus
$84
MMIC
Limited Scope
$129
National Chiropractic Mutual
National
Limited Focus
$87
Preferred Professionals
Limited Scope
Limited Hospital Experience
$88
PRI
NY Only
Negative reported surplus
$374

PROASSURANCE.
Treated Fairly

Positioned to Succeed
  ProAssurance has the right combination of geographic scope, broad experience, and financial strength for success in the new world of healthcare liability

SNL 2012 Statutory Data, MPL Writers with Direct Written Premiums >$80 million

- Example: The Certitude*tm* program with Ascension Health

PROASSURANCE. Treated Fairly

Strategy for an Evolving Market
  Leverage our reach, expertise and financial
 strength with larger accounts
  Largest non-profit healthcare
 system in the US
  Now in Michigan, Florida,
 Illinois, Indiana and Texas
  Insuring Ascension-affiliated
 physicians through coordinated,
 jointly insured programs
  Financial involvement of both entities creates incentive to reduce risk
*www.ascensionhealth.org/index.php?option=com_locations&view=locations&Itemid=148
Ascension Health’s Ministry Locations*

Strategy for an Evolving Market
  Joint physician/hospital insurance products to
 address the unique risk tolerance and claims-
 handling expectation of each insured
  Partnerships with existing physician-focused
 companies to leverage hospital expertise
  Recently announced California venture with
 CAP-MPT: CAPAssurance
  Alternative risk and self-insurance mechanisms
  Captive insurance, risk sharing programs and
 Risk Retention Groups for
 specific specialties or regions

Healthcare Reform
  Known: More customers for us
  May accelerate the growth of hospital-owned practices and
 consolidation into larger groups
  Provides an opportunity for us due to our geographic reach, long-term experience in hospitals and our financial strength
  We have enhanced our ability to write new classes of
 business through acquisitions
  May hasten the need for consolidation of smaller insurers
  Unknown: Effect on the medical/legal environment
  Increased patient frustration with the system
  Possibility of more unexpected outcomes

# Sound Strategy = Consistent Profitability

ProAssurance.
Treated Fairly

Sound Strategy = Consistent Profitability

$42.61
$40.23
$35.67
Cumulative Dividends
Book Value per Share
$30.17
$26.30
$21.35
$19.35
$16.81
$12.30
$9.39
$8.01
$6.96
$5.79
$4.28
$3.14
$1.84
91
92
93
94
95
96
97
98
99
00
01
02
03
04
05
06
07
08
09
10
11
12
Q3 13

ProAssurance. Treated Fairly

  Captures our focus on long-term excellence
  Increased every year we have been public
The Payoff: Consistent Book Value Growth

Inception to 9/30/13
CAGR: 16%
Cumulative: 2,222%
10 Year Summary (2003 -2012)
CAGR: 16%
Cumulative: 360%
Historical Book Value Per Share
 Split Adjusted
 Dividends Shown in the Year Declared
Reflects all stock splits and includes all dividends in the year declared
$38.48

$48.08
$42.19
$39.91
$30.30
$27.46
$26.39
$26.86
$24.96
$24.32
$19.56
$16.08
$15.75
$11.60
$10.50
$10.09
$8.79
$8.34
$6.59
$6.24
$4.77
$3.85
$3.80
$2.62
91
92
93
94
95
96
97
98
99
00
01
02
03
04
05
06
07
08
09
10
11
12
11/30/13

ProAssurance.
Treated Fairly

  Share price reflects investor confidence in
 our business decisions and long-term strategy
The Payoff: Steady Share Price Increase

Historical Share Price
Reflects all stock splits
2012 excludes
$2.50/share
special dividend
Inception to 11/30/13
CAGR: 14%
Cumulative: 1,735%
10 Year Summary (2003-2012)
CAGR: 15%
Cumulative: 302%

Price to Book
BV/Share $
Stock Price $
2.50
2.00
1.50
1.00
0.50
0.00
$50.00
$40.00
$30.00
$20.00
$10.00
$-
Sep-91
Nov-92
Jan-94
Mar-95
May-96
Jul-97
Sep-98
Nov-99
Jan-01
Mar-02
May-03
Jul-04
Sep-05
Nov-06
Jan-08
Mar-09
May-10
Jul-11
Sep-12
Nov-13

ProAssurance.
Treated Fairly

Driven to Excel / Focused on Shareholder Value
  Maintaining profitability
  Continuing growth in book value per share
  Producing sustainable shareholder value
  Focusing on long-term—ready for the market turn
Current Prices Reflect the Solid Value of ProAssurance
Current Price to Q3 2013 Book: 1.2x Average Since Inception: 1.4x
Unadjusted for dividends
Prices Adjusted for 2:1 Stock Split

Operational Overview

ProAssurance.
Treated Fairly

Operational Overview

Management is Experienced & Invested
 Effective senior management remains in place—13 years average tenure
  Average ProAssurance tenure through the VP level is 16 years, 25 years average industry experience
  Management and employees are invested, owning ~5.6 % of ProAssurance stock
W. Stancil Starnes, JD
Chairman & Chief Executive Officer
Company Tenure: 6 Years
Prior MPL Experience: 29 Years
Total Industry & Related Experience: 35 Years
Formerly in the private practice of law in MPL defense and
complex corporate litigation

Jeffrey L. Bowlby, ARM
Sr. Vice-President & Chief Marketing Officer
Company Tenure: 15 Years
Prior MPL Experience: -
Total Industry & Related Experience: 29 Years
Career-long experience in insurance sales and marketing,
most recently as SVP for Marketing with Meadowbrook

Howard H. Friedman, ACAS
Sr. Vice-President & Chief Underwriting Officer
Company Tenure: 17 Years
Prior MPL Experience: 16 Years
Total Industry & Related Experience: 33 Years
Career-long experience in MPL company operations
and management. Former ProAssurance CFO

Jeffrey P. Lisenby, JD
Sr. Vice-President, General Counsel & Secretary
Company Tenure: 13 Years
Prior MPL Experience: -
Total Industry & Related Experience: 13 Years
Formerly in the private practice of law

Duncan Y. Manley
Vice-President, Operations and Information Systems
Company Tenure: 13 Years
Prior MPL Experience: 7 Years
Total Industry & Related Experience: 20 Years
Career-long experience in MPL company operations as an
executive and consultant

Frank B. O’Neil
Sr. Vice-President & Chief Communications Officer
Company Tenure: 26 Years
Prior MPL Experience: -
Total Industry & Related Experience: 26 Years
Formerly a television news executive and anchor

Mary Todd Peterson, CPA
President & CEO of Medmarc
Company Tenure: 12 Years
Prior Industry Experience: 14 Years
Total Industry & Related Experience: 26 Years
Former Partner with Johnson Lambert and VP Finance &
Controller with Acacia

Edward L. Rand, Jr., CPA
Sr. Vice-President & Chief Financial Officer
Company Tenure: 9 Years
Prior MPL Experience: -
Total Industry & Related Experience: 21 Years
Career-long experience in insurance finance and accounting.
Most recently Chief Accounting Officer for Partner Re

Ross E. Taubman, DPM
President of PICA
Company Tenure: 2 Year
Prior MPL Experience: -
Total Industry & Related Experience: 28 Years
Formerly in the private practice of podiatry. Leader in
organized podiatric medicine; former president and Trustee of the American Podiatric Medical Association

 Darryl K. Thomas, JD Hayes V. Whiteside, MD, FACS
 Sr. Vice-President & Chief Claims Officer Sr. Vice-President & Chief Medical Officer
 Company Tenure: 19 Years Company Tenure: 10 Years
 Prior MPL Experience: 10 Years Prior MPL Experience: -
 Total Industry & Related Experience: 29 Years Total Industry & Related Experience: 30 Years
 Career-long experience in MPL claims management Formerly in the private practice of Urology

ProAssurance Corporate Profile
  Specialty liability insurance writer
  Healthcare Professional Liability (HCPL)
  Only public company writing predominately HCPL
  Life sciences and medical devices
  Attorney’s professional liability
  Market Cap: ~$2.9 billion
  Shareholders’ Equity: $2.4 billion
  Total Assets: $5.3 billion
  Claims-Paying Ratings: “A+” (Superior) by A. M. Best
 and “A” by Fitch

Physician & Dental 78.6%
Ancillary Healthcare 6.2%
Hospitals & Facilities 4.4%
Attorneys 5.0%
Life Sciences/ Med Tech 5.5%
Other 0.3%

Physicians & Dentists 64.0%
Ancillary Healthcare 14.6%
Hospitals & Facilities 0.7%
Attorneys 18.0%
Life Sciences/ Med Tech 1.6%
Other 1.1%

ProAssurance. Treated Fairly

ProAssurance Business Profile

YTD Q3 2013 Policyholders: ~70,000
YTD Q3 2013 Premium: $452 mln
September 30, 2013
 Includes Acquisitions
Tail Premium Allocated by Line
Distribution Channels (by premium)
	HCPL	LPL	Life Sciences
Agent / Broker	63%	76%	100%
Direct	37%	24%	--

Top MPL States YTD Q3 2013

(Gross Written Premium / *millions*)

Alabama $54.3
Texas $33.3
Ohio $33.0
Michigan $24.5
Florida $22.0
All Other $187.9

ProAssurance. Treated Fairly

ProAssurance Geographic Profile
  Broad geographic diversification
  Locally-based decision-making differentiates ProAssurance by addressing each state’s unique medical/legal challenges
National Footprint
(Birmingham)
Corporate Headquarters
Corporate Headquarters
Claims Offices
Claims Offices
Claims / Underwriting Offices
Claims / Underwriting Offices
Underwriting Offices
Underwriting Offices

Seeking Increased Yield But Balancing Risk
 We continue to focus on
 maintaining a high quality, well
 diversified fixed income portfolio
 We have made incremental
 changes to obtain higher yields in
 blue chip investments
$3.9 Billion
Portfolio
$3.9 Billion
Portfolio
Fixed Income:
83%
Fixed Income:
83%
Short Term: 3%
Short Term: 3%
Equity and Equity Substitutes: 12%
Equity and Equity Substitutes: 12%
BOLI: 1%
BOLI: 1%
9/30/13
Does not Equal 100% due to rounding

Ten-Year Reserve Development History by Quarter by Year

TOTAL
Q4
Q3
Q2
Q1
$10
$16
$23
$36
$105
$44
$25
$20
$16
$185
$104
$30
$31
$20
$207
$109
$43
$37
$19
$234
$138
$33
$38
$25
$326
$184
$52
$50
$40
$272
$115
$50
$60
$47
$141 YTD
$49
$39
$53
2003
2004
2005
2006
2007
2008
2009
2010
2011
2012
2013

ProAssurance. Treated Fairly

Consistent Approach to Reserves
  Recognizing loss trends as they appear
  No change in long-term results but potential
 volatility quarter-to-quarter
  No change in reserving philosophy or process

$ in millions

Underwriting for Profitability Not Market Share
  Underwriting process driven by individual risk
 selection and assessment of loss history, areas
 of practice, and location
  Rates contemplate specific ROE expectations
  Frequent rate/loss reviews ensure adequate prices
  Rate filings consider the results of the past five to
 seven years to ensure a single year does not unduly
 influence results
  Stringent underwriting standards maintain rate
 structure and enhance profitability

Average Combined Ratio
Overall P&C
MPL
PRA
104.8%
107.9%
89.7%
101.0%
95.0%
78.0%
104.0%
84.0%
59.0%
1991-2012
10Year
5Year

Source: A.M. Best Aggregates and Averages for Each Lines of Business and Period Selected

39

PROASSURANCE. Treated Fairly

ProAssurance Outperforms the Industry

ProAssurance Outperforms the Industry

- ProAssurance consistently outperforms in a volatile line of business

Calendar Year Combined Ratio 1991 - 2012
160%
140%
120%
100%
80%
60%
40%
1991
1993
1995
1997
1999
2001
2003
2005
2007
2009
2011
ProAssurance
MPL
'91-'12 Avg
10 Yr Avg
5 Yr Avg

PROASSURANCE. Treated Fairly

Source: 1991-2012 A.M. Best Aggregates and Averages, Medical Malpractice Lines of Business
89.7%
107.9%
77.5%
94.6%
58.1%
84.3%

- HCPL remains volatile despite recent favorable overall trends

Calendar Year Combined Ratio 1991 - 2012
1200%
1100%
1000%
900%
800%
700%
600%
500%
400%
300%
200%
100%
0%
-100%
-200%
-300%
-400%
-500%
-600%
1991 1992 1993 1994 1995 1996 1997 1998 1999 2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012
ProAssurance
Source: Max / Min is the weighted average of the five highest and five lowest Combined Ratios

41

PROASSURANCE. Treated Fairly

ProAssurance Outperforms the Industry
 1991-2012 A.M. Best Aggregates and Averages, Medical Malpractice Lines of Business
   Weighted
 Average
  High/Low
  Industry
 Average

150%
110%
70%
30%
-10%

	2001	2002	2003	2004	2005	2006	2007	2008	2009	2010	2011	2012	9/30/13
Annual	23%	28%	28%	19%	11%	3%	-2%	-6%	-4%	-2%	-2%	0%	-1%
Cumulative	23%	57%	101%	139%	165%	173%	168%	152%	142%	137%	132%	132%	129%

ProAssurance. Treated Fairly

ProAssurance Pricing History
  Peak pricing was in 2006
  Improved frequency trends are reflected in recent rate declines
  Improvement in frequency has outweighed the steady, manageable rise in severity
  Loss trends have improved in states with and without tort reforms
  Rate changes (up or down) through 2013 likely will be low-to-mid single digits
MD/DO Rate Change History
PICA excluded to facilitate accurate comparisons over time

Year-over-Year Premium Retention – Physicians
84%
84%
85%
87%
90%
90%
89%
90%
89%
2005
2006
2007
2008
2009
2010
2011
2012
YTD 2013

Last Four Quarters' Premium Retention – Physicians
89%
87%
91%
89%
Q4 12
Q1 13
Q2 13
Q3 13

ProAssurance.
Treated Fairly

ProAssurance Retention Remains High
  Continued underwriting vigilance is being used today
 to ensure future success
  Market share is important, but NOT as important as
 profitability
  Retention remains in line with recent quarters

| Rank | | | | | Market Share | | | |
|---|---|---|---|---|---|---|---|---|
| '12 | '11 | '10 | Company | 2012 MPL DPW (000's) | '12 | '11 | '10 | Comments |
| 1 | 2 | 2 | Berkshire Hathaway | $ 840,579 | 8.4% | 8.2% | 8.3% | Majority written through Medical Protective, a direct competitor. |
| 2 | 1 | 3 | Doctors Company | $ 794,134 | 7.9% | 8.3% | 8.4% | Non-public / direct competitor. |
| 3 | 3 | 1 | Medical Liability Mutual | $ 558,707 | 5.6% | 5.5% | 5.8% | Writes only in New York. |
| **4** | **4** | **4** | **ProAssurance** | **$ 521,576** | 5.2% | 5.4% | 5.4% | |
| 5 | 5 | 5 | CNA | $ 483,041 | 4.8% | 5.0% | 4.9% | Direct competitor for allied health. Primarily writes excess. |
| **2012 Total DPW: $10.0 billion / 2011 Total DPW: $10.3 billion / 2010 Total DPW: $10.6 billion** | | | | | | | | |

| ProAssurance As a Top Five Writer | | |
|---|---|---|
| State | 2012 Rank | 2012 Share |
| Alabama | 1 | 51% ↑ |
| Delaware | 1 | 43% |
| DC | 1 | 40% |
| Nevada | 1 ↑ | 25% ↑ |
| Wisconsin | 1 | 29% ↓ |
| Indiana | 2 | 21% ↓ |
| Kentucky | 2 | 13% ↑ |
| Texas | 2 | 16% ↓ |
| Florida | 3 | 6% ↓ |
| Iowa | 3 | 10% ↓ |
| Kansas | 3 | 8% ↓ |
| Michigan | 3 | 15% |
| Minnesota | 3 | 3% |
| Nebraska | 3 | 9% |
| Ohio | 3 | 14% |
| Illinois | 4 ↑ | 5% ↑ |
| Missouri | 4 | 7% ↑ |
| Arkansas | 4 ↑ | 10% |
| South Dakota | 4 | 3% |
| Maryland | 5 ↑ | 4% ↑ |
| Oklahoma | 5 ↓ | 8% ↑ |
| Tennessee | 5 ↑ | 3% ↑ |
| **Market Share 6-10: AK, GA, ID, LA, ME, MA, NJ, SC, UT, VT, VA, WY** | | |

ProAssurance. Treated Fairly

ProAssurance’s Standing in HCPL
  ProAssurance is the largest independent
 publicly-traded writer of HCPL insurance
  Fourth largest overall writer
DPW: SNL Data 2012

The HCPL Market Today
  Market remains fragmented even after two
 decades of consolidation
  More than 100 writers
  Largest market share is ~8%
  87% of top 100 companies have <2%
  76% of top 100 companies have <1%

$180,000
$160,000
$140,000
$120,000
$100,000
$80,000
$60,000
$40,000
$20,000
$0

	Family Practice (No Surgery)	Anesthesiology	Plastic Surgery	General Surgery	Orthopedic Surgery w/Spine	Obstetrics
Birmingham, AL	$7,484	$17,422	$26,774	$30,515	$37,997	$41,737
Louisville, KY	$12,131	$21,190	$40,442	$46,104	$46,104	$68,753
Denver, CO	$13,842	$17,090	$46,325	$46,325	$52,822	$65,815
Atlanta, GA	$13,990	$24,434	$46,627	$46,627	$53,154	$66,209
Dallas, TX	$21,254	$21,254	$43,353	$58,430	$67,807	$62,974
Boston, MA	$16,870	$29,718	$57,018	$57,018	$65,048	$81,108
St Louis, MO	$19,066	$21,317	$55,072	$64,073	$68,574	$91,077
Washington, DC	$24,010	$30,402	$83,672	$73,018	$99,652	$147,595
Cleveland, OH	$23,729	$34,612	$67,260	$78,143	$89,026	$110,792
Detroit, MI	$28,263	$28,263	$83,268	$108,020	$97,019	$108,020
Miami, FL	$32,384	$40,315	$74,500	$115,521	$115,521	$164,747

ProAssurance. Treated Fairly

Key State Rate Comparison
Annual Premium for a $1M / $3M Policy
Filed or Approved at 1/01/13

Understanding Recent Loss Trends
  Frequency stable after
 historic declines
  Lawyers are the gatekeepers
  Must weigh the cost of a trial vs.
 chances of success
  Likelihood of success is affected
 by many factors
  Societal perceptions of lawsuits
 against physicians
  Effects of the overall Tort
 Reform debate and headlines
 across the country
  Reforms enacted in some states
  Better quality of care reduces the
 number of medical misadventures
  Severity uptrend remains
 steady at 2%-3%
  Closely tied to inflation
  Primarily medical cost inflation
  Jury sentiment in reaction to
 headlines has moderated, but
 not eliminated, runaway
 verdicts in recent years
  Tort Reforms have limited
 non-economic damages in a
 number of states

4,850
4,310
4,377
4,460
4,043
4,265
2007
2008
2009
2010
2011
2012

765
503
444
336
273
319
2007
2008
2009
2010
2011
2012

ProAssurance.
Treated Fairly

New Claims Opened Each Year
Claims Trends Remain Favorable
  Fewer cases to try following significant decline in frequency
  Severity trends steady and manageable
  No observed effect from the economic downturn
  Trends are much the same in states with or without Tort Reform
ProAssurance Claims Tried to a Verdict

Dropped or Dismissed 66.5%
Defense Verdict 11.7%
Plaintiff Verdict 3.4%
Settled or ADR 18.4%

Dropped or Dismissed 66.9%
Defense Verdict 6.1%
Plaintiff Verdict 0.6%
Settled or ADR 26.4%

ProAssurance.
Treated Fairly

Differentiate Through Claims Defense
  We leverage our financial strength to give our insureds the opportunity for an uncompromising defense of each claim
  Differentiates our product
  Provides long-term financial and marketing advantages
  Retains business and deters future lawsuits
  Increasingly important as claims data becomes public
  Malpractice outcomes now public in 26 states
ProAssurance: 78% No Paid Losses
Industry: 73% No Paid Losses
Source: PIAA 2012 Claim Trend Analysis,
 ProAssurance Excluded
Ten Year Average
2003-2012
Source: ProAssurance,
 as reported to
 PIAA

8%
25%
92%
75%
With Indemnity
NO Indemnity
ProAssurance
All Others

13%
4%
87%
96%
Closed With Trial
Closed by Settlement, ADR or Without Trial
ProAssurance
All Others

$68,239
$34,670
ProAssurance
All Others

www.insurance.ohio.gov/Legal/Reports/Documents/2011ClosedClaimReport.pdf

PROASSURANCE.
Treated Fairly

The Ohio Example: 2005 - 2011 Data
  Comprehensive, reliable data provided by the Ohio Department of Insurance
  Broad range of competitors and business approaches
More Claims Closed With No Indemnity
More Claims Defended in Court
2x Lower Average Indemnity Payment per Closed Claim

- Our ability and willingness to defend claims allows us to achieve better results

2006
2007
2008
2009
2010
2011
2012
42%
58%
66%
34%
PRA
Industry

ProAssurance. Treated Fairly

The Bottom Line Benefits of Strong Defense
Source: Statutory Basis, A.M. Best Aggregates & Averages
 Some totals may not agree due to rounding
ProAssurance vs. Industry
Average Loss Ratio (2006-2012)
Legal Payments as
a Percentage of
Total Loss Ratio
Loss Payments as a
Percentage of Total
Loss Ratio
64%
44%
62%
46%
42%
76%
37%
ProAssurance Stand Alone
Loss Ratio (2006-2012)
Calendar Year
25%
79%
68%
52%
58%
56%
82%
18%
21%
32%
48%
42%
44%

31%
55%
45%

| Factor | Status | Cycle Impact |
|---|---|---|
| Frequency | Stabilized<br>Some Upward Indications | Neutral – Harden |
| Severity | Moderate | Neutral |
| Investment Returns | Low | Harden |
| Capital | Excess Capacity | Soften |
| Cash Flow | Becoming Strained | Neutral – Harden |
| Reserves | Modestly Redundant | Soften |
| Reinsurance | Sufficient Capacity | Neutral |

ProAssurance. Treated Fairly

The HCPL Market Today

The HCPL Market Today
  Changes in healthcare delivery are changing the
 underlying dynamics
  Physicians are combining into larger groups
  Physician practices are being brought into hospitals through purchase or affiliation
  Hospitals are combining into large networks requiring
 greater insurance expertise and greater financial security
  Larger companies with geographical reach and
 financial strength will have an advantage in attracting
 new business and continuing to consolidate

Behind the Numbers

$178
$207
$222
$215
$232
$219
$287
$279
$275
$257
$174
$161
$227
$160
2008
2009
2010
2011
2012
at 9/30/12
at 9/30/13

ProAssurance.
Treated Fairly

Historical Financial Performance
  Our disciplined, long-term approach drives
 consistent profitability
$ in millions
Net Income1
Operating Income2

1 Includes a gain of $36.0 million in 2013 in connection with our acquisition of Medmarc as a result of the value of the net assets acquired vs. our purchase price.
2 Excludes the after-tax effects of net realized gains or losses and one-time items that do not reflect normal operating results

YTD 2013 Income Statement Highlights
in millions, except per share data

	September 30,		Y-OVER-Y Change
	2013	2012
Gross Premiums Written	$ 452	$ 429	+5%
Net Investment Result	$ 96	$ 98	-2%
Total Revenues	$ 547	$ 520	+5%
Total Expenses (Includes Loss Costs)	$ 297	$ 282	+5%
Net Income (Includes Realized Investment Gains & Losses and Gain on Acquisition)	$ 227	$ 174	+30%
Operating Income	$ 160	$ 161	-1%
Net Income per Diluted Share	$3.65	$2.82	+29%
Operating Income per Diluted Share	$2.57	$2.60	-1%

Q3 2013 Income Statement Highlights
in millions, except per share data

	September 30,		Y-OVER-Y Change
	2013	2012
Gross Premiums Written	$ 166	$ 157	+6%
Net Investment Result	$ 34	$ 34	-2%
Total Revenues	$ 181	$ 176	+3%
Total Expenses (Includes Loss Costs)	$ 95	$ 92	+3%
Net Income (Includes Realized Investment Gains & Losses and Gain on Acquisition)	$ 63	$ 60	+5%
Operating Income	$ 55	$ 53	+4%
Net Income per Diluted Share	$1.02	$0.97	+5%
Operating Income per Diluted Share	$0.88	$0.86	+2%

($ in millions)
$471
$459
$554
$498
$533
$519
$566
$565
$536
$551
$429
$395
$452
$399
2008
2009
2010
2011
2012
at 9/30/12
at 9/30/13

ProAssurance.
Treated Fairly

  Consistently writing profitable business to ensure long-
 term success
  Premium driven by competition, physician consolidation
  Loss trends remains favorable
Disciplined Underwriting
Five Year Premium History

Gross Premiums Written
Net Premiums Earned

$1.42
$1.70
$1.86
$2.16
$2.27
$2.37
2008
2009
2010
2011
2012
9/30/13

ProAssurance.
Treated Fairly

YTD 2013 Balance Sheet Highlights
Split adjusted, in billions, except Book Value per share
Shareholders’ Equity $ 2.4  $ 2.3 +5%
Total Investments   3.9  3.9 -2%
Total Assets  5.0  4.9 +2%
Policy Liabilities   2.5   2.3 +6%

 9/30/13  12/31/12 CHANGE

Shareholders’ Equity
67% increase since 2008
Book Value per Share $ 38.48 $36.85 +4%

$ in billions
$4.3
$4.6
$4.9
$5.0
$4.9
$5.0
2008
2009
2010
2011
2012
9/30/13

ProAssurance. Treated Fairly

Long-Term Financial Strength
  Our balance sheet is our
 top financial priority
  Financial strength
 differentiates us in
 the market
  The claims defense
 philosophy that
 differentiates us in the
 market leverages our
 financial strength
Total Assets

177,725
11,673
$112,478
(45,800)
$(87,561)
222,026
$-
98,663
7,205
$(46,884)
231,598
19,870
6,147
$(106,347)
287,096
50,913
6,855
(15,269)
$(21,005)
275,470
15,343
7,780
(192,466)
226,658
5,769
$(7,964)
(46,375)
(75,307)

	2008	2009	2010	2011	2012	Q3 2013
Dividends				(15,269)	(192,466)	(46,375)
Earnings	177,725	222,026	231,598	287,096	275,470	226,658
Employee Stock Transactions	11,673	7,205	6,147	6,855	7,780	5,769
Stock Issued	112,478	-	-	-	-	-
TREASURY STOCK	(87,561)	(46,884)	(106,347)	(21,005)	-	(7,964)
Unrealized G/L	(45,800)	98,663	19,870	50,913	15,343	(75,307)
Total Equity	1,424	1,705	1,856	2,164	2,271	2,373

ProAssurance. Treated Fairly

Capital Growth: 2008-Q3 2013
in $000’s except
total equity (000,000’s)

Other Assets: 4.6%
Goodwill & Intangible Assets: 4.3%
Insurance Receivables 7.8%
Cash & Investments: 83.3%
Loss Reserves: 43.3%
Unearned Premiums: 5.7%
Reinsurance Payable & Other Liabilities: 3.2%
Other Equity: 8.3%
Retained Earnings: 39.5%
Assets: $5.0 bln
Liabilities: $2.6 bln
Equity: $2.4 bln

PROASSURANCE. Treated Fairly

Inside ProAssurance’s Balance Sheet
9/30/13

Other: 0.2%
Net Investment Income: 18.2%
Net Realized Investment Gains: 8.7%
Net Premiums Earned: 72.9%
Net Losses and Loss Adjustment Expenses: 34.7%
Underwriting, Policy Acquisitions, Operating and Interest Expenses: 19.5%
Provision for Income Taxes: 11.0%
Net Income (Exclusive of Gain on Acquisition): 39.7%
Revenues: $547 mln
Expenses: $297 mln
Net Income: $191 mln

ProAssurance. Treated Fairly

Inside ProAssurance’s Income Statement
9/30/13

$36.0 Non-Taxable Gain on Acquisition

$40.00
$35.00
$30.00
$25.00
$20.00
$15.00
$10.00
12/31/08
12/31/09
12/31/10
12/31/11
12/31/12
$21.35
$20.26
$20.80
$26.30
$24.04
$23.13
$30.17
$26.58
$25.29
$35.42
$31.93
$29.80
$36.85
$33.34
$30.98
$38.48
$35.01
$33.88
Book Value per Share
Tangible Book Value per Share
Tangible Book Value per Share excl. Unrealized Gains / Losses

ProAssurance. Treated Fairly

Book Value per Share History

Componentsof Return on Equity *(in millions)*

2012 Return on Equity: 12.4% FY (10.3% YTD)

11.1%
Pre-Tax Underwriting Profit $245
5.8%
Pre-Tax Investment Income $129
1.3%
Non-Operating Gains $28
Taxes $(120)
-5.4%
Interest & Intangibles $(7)
-0.4%

2013 Return on Equity: 10.9% YTD
(excludes gain on acquisition)

6.4%
Pre-Tax Underwriting Profit $112
5.5%
Pre-Tax Investment Income $96
2.7%
Non-Operating Gains $48
Taxes $(60)
-3.4%
Interest & Intangibles $(5)
-0.3%

65

ProAssurance. Treated Fairly

Steady Return in an Unfavorable Environment
  Long-term ROE target: 12% -14%

15.0%
10.0%
5.0%
0.0%
11.6%
13.5%
14.2%
13.3%
14.2%
13.0%
14.3%
12.4%
10.9%
Average
13.0%
2005
2006
2007
2008
2009
2010
2011
2012
9/30/2013

ProAssurance. Treated Fairly

Producing Sustained Return on Equity
  Targeting a long-term ROE of 12% - 14%
  Eight-year average is 13% (2005-2012)

Combined Ratio
115%
110%
105%
100%
95%
90%
85%
80%
7%
6%
5%
4%
3%
2%
1%
0%
Investment Yield

Loss in Value
Yield
0%
-4%
-8%
-12%
-16%
8%
6%
4%
2%
0%
Change in Value
Yield
2
5
6
8
10
12
Years

ProAssurance.
Treated Fairly

  The choice: chase yield or extend duration
  We are maintaining duration, looking for
 opportunities
  Pricing discipline becomes even more
 critical in a low interest rate environment
  Lack of investment yield may be a hard
 market catalyst
Return on Equity and Investment Returns
Assumes a 1:1 premium to surplus ratio for physicians
professional liability claims-made coverages
Combined Ratio Required to
Generate a 13% Return on Equity
Long-Term ROE Target is 12%-14%
The Yield Trap
Revised to reflect yields at 6/30/13

Premiums Increase
Surplus is Reduced

Premiums
Equity
Premiums to Surplus
Billions
$2.0
$1.8
$1.5
$1.3
$1.0
$0.8
$0.5
$0.3
$-
1.4
1.3
1.0
0.5
0.4
0.3
0.3
0.3
0.3
0.2
0.3
2003
2004
2005
2006
2007
2008
2009
2010
2011
2012
9/30/13

ProAssurance.
Treated Fairly

  Strong capital positions us for a firming market
  We recognize the effect on ROE
  The manner in which
 capital is used has an
 effect on financial ratings
Capital Management Priorities

Conceptual Model of Projected A. M. Best BCAR Scores if
Excess Capital vs. Excess Capacity
Premiums to Surplus
9/30/13 Premium is annualized
“A+” Rating
Threshold

# Investment Portfolio Detail

ProAssurance.
Treated Fairly

Investment Portfolio Detail
ProAssurance remains conservatively
invested, to ensure our ability to keep our
long-term promise of insurance protection

Short Term (incl cash) 3%
Equities & Equity Substitutes 12%
BOLI 1%
Fixed Income 83%

Corporate 43%
Asset Backed 13%
Govt & Agency 8%
State & Muni 37%

ProAssurance. Treated Fairly

ProAssurance: Investment Profile

$3.9 Billion Overall Portfolio
$3.2 Billion Fixed Income Portfolio
 Average duration: 3.9 years
 Average tax-equivalent income yield
  Q313: 4.3%
  Q312: 4.5%
 Investment grade: 93%
 Weighted average: A+
09/30/13
 Tax credit portfolio not reflected
 in investment income
  Provides approximately $17.9 million
 in tax credits and $10.9 million in
 deductions in 2013
 CUSIP-level portfolio disclosure at:
 www.proassurance.com/investorrelations/supplemental.aspx
Does not total due to rounding

Non Agency MBS 2%
Credit Cards 4%
Auto 10%
Other 4%
Sub-Prime 1%
Non Agency CMBS 15%
Agency MBS/CMBS 63%

ProAssurance.
Treated Fairly

ProAssurance Portfolio Detail: Asset Backed
09/30/13
Subject to Rounding
Asset Backed: $429 Million
Weighted Average Rating: “AAA”

Utilities
Energy
21%
Industrials
29%
Consumer
Oriented
21%
Financials
29%

Top 20 Banks/Financials: $ 204 million

in millions

JPM Chase $25	Wells Fargo $9
Goldman Sachs $18	BB&T $9
GECC $17	Barclays $9
BOA $15	HSBC $8
Morgan Stanley $14	WestPac $6
National Rural Utility Coop $11	Credit Suisse $6
Citi $10	US Bank $5
PNC $10	AMEX $4
American Honda Financial $10	Commonwealth Australia $4
BNY Mellon $10	AIG $4

ProAssurance. Treated Fairly

ProAssurance Portfolio Detail: Corporate
Corporates: $1.4 Billion
Weighted Average Rating: BBB+
9/30/13

General Obligation 28%
Special Revenue 58%
Prerefunded 14%

Top 10 Municipal Holdings	
in millions	
State of Texas	$14
Port Authority of New York & New Jersey	$13
South Carolina Public Service	$12
Omaha NE Public Power District	$12
Douglas County (CO) Schools District 1	$12
Triborough Bridge Authority of New York	$12
University of Alabama Revenue	$11
Washington State General Obligation	$11
North Carolina Capital Improvement	$10
Metropolitan Government Nashville	$10

ProAssurance. Treated Fairly

ProAssurance Portfolio Detail: Municipals
Municipals: $1.2 Billion
Investment policy has always required
 investment grade rating prior to applying the
 effect of insurance
Weighted Average Rating: AA
06/30/13

Equities
53%
Alternative
Equity &
Debt
8%
Private
Equity
8%
FHLB
Stock
1%
Tax Credits
30%

ProAssurance.
Treated Fairly

ProAssurance Portfolio Detail: Equities & Other
09/30/13

Equities & Other: $476 Million
5.4% TE Book Yield
13% TE IRR

TIPS
33%
FHLB
Debentures
9%
FNMA Sr
Debentures
7%
FHLMC Sr
Debentures
3%
Other
2%
Treasuries
46%

Govt
MMF
91%
Other
2%

Best
Rating: A
7%
Best
Rating:
A++
35%
Best
Rating:
A+
58%

ProAssurance.
Treated Fairly

ProAssurance Portfolio Detail: Various
  Rated A1/P1 or better
  Money Markets:
  Moody’s: Aaa
  S&P: AAA
 Weighted average rating
  Moody’s: AA3
  S&P: AA-
  A. M. Best: A+
Treasury / GSE: $271 Million
Short Term: $87 Million
BOLI: $54 Million
09/30/13